                           NEGOTIABLE PROMISSORY NOTE

                              East Meadow, New York

$666,666.66                                   November  , 1996

         FOR VALUE RECEIVED, Sterling Vision, Inc., a New York corporation having an office at 1500 Hempstead Turnpike, East Meadow, New York 11554 (the "Maker"), on or before February , 1997, promises to pay to the order of Dr. Alan Cohen, an individual residing at 3 Surrey Lane, Old Westbury, New York 11568 ("PAYEE"), his successors and/or assigns, the sum of SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX and 66/100 ($666,666.66) DOLLARS, together with interest, to be computed thereon at a rate equal to one (1%) percent above the prime rate of interest in effect, from time to time, at Chase Manhattan Bank, New York, New York.

         This Note is subject to the following additional terms:

         1.      Prepayment - Application of Payment.

         This Note may be prepaid without penalty, in whole or in part, at any time.

         All payments hereunder shall first be applied to interest which shall have accrued, but shall not have been paid, hereunder at the time at which such payment is made, and the balance of such payment shall be applied to reduce the then outstanding principal balance hereof.

         Nothing contained in this Note, or in any other agreement between the Maker and PAYEE, shall require the Maker to pay, or PAYEE to accept, interest in an amount which would subject PAYEE to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of interest or of such other charges which may or might be characterized as interest, exceed the maximum rate permitted to be charged under the laws of the State of New York. Should PAYEE receive any payment on this Note which is or would be in excess of that permitted to be charged under said laws, such payment shall have been, and shall be deemed to have been, made in error and shall automatically be applied to reduce the principal indebtedness outstanding on this Note.

         2.      Place of Payment; Waiver of Defenses, and Notices.

              All payments hereunder shall be payable at the offices of PAYEE, 1500 Hempstead Turnpike, East Meadow, New York 11554, or at such other place as PAYEE may from time to time designate pursuant to the provisions of Section 5 hereof, or at such other place as may be agreed upon by the parties.

         This Note is payable by Maker without deduction by reason of set-off or counterclaim or any defense whatsoever (except payment).

       The Maker hereby waives demand for payment, notice of dishonor, and notice of protest or any other notice of any kind.

         3.      Default; Remedies.

         In the event of:

         (i) the nonpayment of any installment of principal or interest when due on this Note, and such nonpayment continues for a period in excess of five (5) days following the day written notice of such nonpayment has been given to the Maker; or

         (ii) the issuance of any judgment, warrant or order of attachment, tax lien or levy, or execution or garnishment against any property of the Maker which is not bonded, discharged, vacated or satisfied within thirty (30) days after the issuance thereof;

then, on the happening of any such event, any remaining unpaid installments and all liability of the Maker under this Note, at the option of PAYEE, shall become due and payable immediately upon the giving of written notice by PAYEE to the Maker. The failure to assert this right shall not be deemed a waiver thereof.

         After maturity, stated or accelerated, interest shall accrue at the maximum rate permitted by law, but this provision shall not be deemed to constitute an extension of time for payment of the principal balance due hereunder.

         If this Note is not paid in full in accordance with its terms, the Maker agrees to pay all costs and expenses of collection, including reasonable attorneys' fees and expenses.

         4.      Amendments.

         This Note may not be changed or terminated orally, but only by an agreement, in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         5.      Notices.

         All notices, requests or other communications required hereunder shall be in writing and shall be deemed to have been duly given or made if delivered personally or by courier service which obtains a signed receipt upon delivery, or if mailed by United States certified mail, postage prepaid, return receipt requested, to the parties at the respective addresses first above written, or at such other addresses as shall be specified in writing by either of the parties to the other in accordance with the terms and conditions of this Section. Notices shall be deemed effective, if delivered personally or by courier service, on the date delivered or, if mailed in accordance herewith, then three
(3) days after the date of such mailing.

         6.      Successors and Assigns.


         PAYEE may, upon written notice thereof to the Maker, assign this Note and the right to receive the payments evidenced hereby to any other person or entity, which assignment may be made on such terms and conditions as PAYEE shall consider appropriate, in its sole and absolute discretion. The terms and provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives.

         7.      Nonwaiver.

         No failure by PAYEE or any subsequent holder hereof to insist upon exact compliance with any of the terms of this Note shall be deemed or construed as a waiver by such party of the right to require exact compliance with each and every duty and obligation herein contained in the future.

         8. Applicable Law and Jurisdiction.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PRINCIPLES RELATING TO CONFLICT OF LAWS. THE PARTIES HERETO CONSENT THAT ANY LEGAL OR EQUITY PROCEEDING BROUGHT IN CONNECTION WITH OR ARISING OUT OF ANY MATTER RELATING TO THIS NOTE SHALL BE INSTITUTED ONLY IN A FEDERAL OR STATE COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF NEW YORK, COUNTY OF NASSAU. THE MAKER HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION, IN ANY SUCH MATTER, OF THE COURTS OF THE STATE OF NEW YORK AND WAIVES ANY OBJECTION HE MAY HAVE TO EITHER THE JURISDICTION OR VENUE OF SUCH COURTS.

         9. Joint and Several Liability. In the event that more than one person shall execute this Note, the liability of each hereunder shall be joint and several.

         IN WITNESS WHEREOF, the Maker has executed this Note on the day and year first above written.

                          STERLING VISION, INC.

                          By: /s/ Robert Greenberg
                             --------------------------------------
                             Robert Greenberg, President

                           NEGOTIABLE PROMISSORY NOTE

                             East Meadow, New York

$666,666.66                                 November  , 1996


         FOR VALUE RECEIVED, Sterling Vision, Inc., a New York corporation having an office at 1500 Hempstead Turnpike, East Meadow, New York 11554 (the "Maker"), on or before February , 1997, promises to pay to the order of Dr. Edward Cohen, an individual residing at 400 East 56th Street, Apt. 320, New York, New York 10022, New York, New York ("PAYEE"), his successors and/or assigns, the sum of SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX and 66/100 ($666,666.66) DOLLARS, together with interest, to be computed thereon at a rate equal to one (1%) percent above the prime rate of interest in effect, from time to time, at Chase Manhattan Bank, New York, New York.

         This Note is subject to the following additional terms:

         1.      Prepayment - Application of Payment.

         This Note may be prepaid without penalty, in whole or in part, at any time.

         All payments hereunder shall first be applied to interest which shall have accrued, but shall not have been paid, hereunder at the time at which such payment is made, and the balance of such payment shall be applied to reduce the then outstanding principal balance hereof.

         Nothing contained in this Note, or in any other agreement between the Maker and PAYEE, shall require the Maker to pay, or PAYEE to accept, interest in an amount which would subject PAYEE to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of interest or of such other charges which may or might be characterized as interest, exceed the maximum rate permitted to be charged under the laws of the State of New York. Should PAYEE receive any payment on this Note which is or would be in excess of that permitted to be charged under said laws, such payment shall have been, and shall be deemed to have been, made in error and shall automatically be applied to reduce the principal indebtedness outstanding on this Note.

         2.      Place of Payment; Waiver of Defenses, and Notices.

              All payments hereunder shall be payable at the offices of PAYEE, 1500 Hempstead Turnpike, East Meadow, New York 11554, or at such other place as PAYEE may from time to time designate pursuant to the provisions of Section 5 hereof, or at such other place as may be agreed upon by the parties.

         This Note is payable by Maker without deduction by reason of set-off or counterclaim or any defense whatsoever (except payment).

         The Maker hereby waives demand for payment, notice of dishonor, and notice of protest or any other notice of any kind.

         3.      Default; Remedies.

         In the event of:


         (i) the nonpayment of any installment of principal or interest when due on this Note, and such nonpayment continues for a period in excess of five (5) days following the day written notice of such nonpayment has been given to the Maker; or

         (ii) the issuance of any judgment, warrant or order of attachment, tax lien or levy, or execution or garnishment against any property of the Maker which is not bonded, discharged, vacated or satisfied within thirty (30) days after the issuance thereof;

then, on the happening of any such event, any remaining unpaid installments and all liability of the Maker under this Note, at the option of PAYEE, shall become due and payable immediately upon the giving of written notice by PAYEE to the Maker. The failure to assert this right shall not be deemed a waiver thereof.

         After maturity, stated or accelerated, interest shall accrue at the maximum rate permitted by law, but this provision shall not be deemed to constitute an extension of time for payment of the principal balance due hereunder.

         If this Note is not paid in full in accordance with its terms, the Maker agrees to pay all costs and expenses of collection, including reasonable attorneys' fees and expenses.

         4.      Amendments.

         This Note may not be changed or terminated orally, but only by an agreement, in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         5.      Notices.

         All notices, requests or other communications required hereunder shall be in writing and shall be deemed to have been duly given or made if delivered personally or by courier service which obtains a signed receipt upon delivery, or if mailed by United States certified mail, postage prepaid, return receipt requested, to the parties at the respective addresses first above written, or at such other addresses as shall be specified in writing by either of the parties to the other in accordance with the terms and conditions of this Section. Notices shall be deemed effective, if delivered personally or by courier service, on the date delivered or, if mailed in accordance herewith, then three
(3) days after the date of such mailing.

         6.      Successors and Assigns.

         PAYEE may, upon written notice thereof to the Maker, assign this Note and the right to receive the payments evidenced hereby to any other person or entity, which assignment may be made on such terms and conditions as PAYEE shall consider appropriate, in its sole and absolute discretion. The terms and provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives.

         7.      Nonwaiver.

         No failure by PAYEE or any subsequent holder hereof to insist upon exact compliance with any of the terms of this Note shall be deemed or construed as a waiver by such party of the right to require exact compliance with each and every duty and obligation herein contained in the future.

         8.      Applicable Law and Jurisdiction.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PRINCIPLES RELATING TO CONFLICT OF LAWS. THE PARTIES HERETO CONSENT THAT ANY LEGAL OR EQUITY PROCEEDING BROUGHT IN CONNECTION WITH OR ARISING OUT OF ANY MATTER RELATING TO THIS NOTE SHALL BE INSTITUTED ONLY IN A FEDERAL OR STATE COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF NEW YORK, COUNTY OF NASSAU. THE MAKER HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION, IN ANY SUCH MATTER, OF THE COURTS OF THE STATE OF NEW YORK AND WAIVES ANY OBJECTION HE MAY HAVE TO EITHER THE JURISDICTION OR VENUE OF SUCH COURTS.

         9. Joint and Several Liability. In the event that more than one person shall execute this Note, the liability of each hereunder shall be joint and several.

         IN WITNESS WHEREOF, the Maker has executed this Note on the day and year first above written.

                          STERLING VISION, INC.

                          By: /s/ Robert Greenberg
                             --------------------------------------
                             Robert Greenberg, President

                           NEGOTIABLE PROMISSORY NOTE

                              East Meadow, New York

$666,666.66                               November  , 1996

         FOR VALUE RECEIVED, Sterling Vision, Inc., a New York corporation having an office at 1500 Hempstead Turnpike, East Meadow, New York 11554 (the "Maker"), on or before February , 1997, promises to pay to the order of Dr. Robert Cohen, an individual residing at 167 East 61st Street, New York, New York ("PAYEE"), his successors and/or assigns, the sum of SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX and 66/100 ($666,666.66) DOLLARS, together with interest, to be computed thereon at a rate equal to one (1%) percent above the prime rate of interest in effect, from time to time, at Chase Manhattan Bank, New York, New York.


         This Note is subject to the following additional terms:

         1.      Prepayment - Application of Payment.

         This Note may be prepaid without penalty, in whole or in part, at any time.

         All payments hereunder shall first be applied to interest which shall have accrued, but shall not have been paid, hereunder at the time at which such payment is made, and the balance of such payment shall be applied to reduce the then outstanding principal balance hereof.

         Nothing contained in this Note, or in any other agreement between the Maker and PAYEE, shall require the Maker to pay, or PAYEE to accept, interest in an amount which would subject PAYEE to any penalty or forfeiture under applicable law. In no event shall the total of all charges payable hereunder, whether of interest or of such other charges which may or might be characterized as interest, exceed the maximum rate permitted to be charged under the laws of the State of New York. Should PAYEE receive any payment on this Note which is or would be in excess of that permitted to be charged under said laws, such payment shall have been, and shall be deemed to have been, made in error and shall automatically be applied to reduce the principal indebtedness outstanding on this Note.

         2.      Place of Payment; Waiver of Defenses, and Notices.

              All payments hereunder shall be payable at the offices of PAYEE, 1500 Hempstead Turnpike, East Meadow, New York 11554, or at such other place as PAYEE may from time to time designate pursuant to the provisions of Section 5 hereof, or at such other place as may be agreed upon by the parties.

         This Note is payable by Maker without deduction by reason of set-off or counterclaim or any defense whatsoever (except payment).

         The Maker hereby waives demand for payment, notice of dishonor, and notice of protest or any other notice of any kind.

         3.      Default; Remedies.

         In the event of:

         (i) the nonpayment of any installment of principal or interest when due on this Note, and such nonpayment continues for a period in excess of five (5) days following the day written notice of such nonpayment has been given to the Maker; or

         (ii) the issuance of any judgment, warrant or order of attachment, tax lien or levy, or execution or garnishment against any property of the Maker which is not bonded, discharged, vacated or satisfied within thirty (30) days after the issuance thereof;


then, on the happening of any such event, any remaining unpaid installments and all liability of the Maker under this Note, at the option of PAYEE, shall become due and payable immediately upon the giving of written notice by PAYEE to the Maker. The failure to assert this right shall not be deemed a waiver thereof.

         After maturity, stated or accelerated, interest shall accrue at the maximum rate permitted by law, but this provision shall not be deemed to constitute an extension of time for payment of the principal balance due hereunder.

         If this Note is not paid in full in accordance with its terms, the Maker agrees to pay all costs and expenses of collection, including reasonable attorneys' fees and expenses.

         4.      Amendments.

         This Note may not be changed or terminated orally, but only by an agreement, in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         5.      Notices.

         All notices, requests or other communications required hereunder shall be in writing and shall be deemed to have been duly given or made if delivered personally or by courier service which obtains a signed receipt upon delivery, or if mailed by United States certified mail, postage prepaid, return receipt requested, to the parties at the respective addresses first above written, or at such other addresses as shall be specified in writing by either of the parties to the other in accordance with the terms and conditions of this Section. Notices shall be deemed effective, if delivered personally or by courier service, on the date delivered or, if mailed in accordance herewith, then three
(3) days after the date of such mailing.

         6.      Successors and Assigns.

         PAYEE may, upon written notice thereof to the Maker, assign this Note and the right to receive the payments evidenced hereby to any other person or entity, which assignment may be made on such terms and conditions as PAYEE shall consider appropriate, in its sole and absolute discretion. The terms and provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives.

         7.      Nonwaiver.

         No failure by PAYEE or any subsequent holder hereof to insist upon exact compliance with any of the terms of this Note shall be deemed or construed as a waiver by such party of the right to require exact compliance with each and every duty and obligation herein contained in the future.

         8.      Applicable Law and Jurisdiction.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PRINCIPLES RELATING TO CONFLICT OF LAWS. THE PARTIES HERETO CONSENT THAT ANY LEGAL OR EQUITY PROCEEDING BROUGHT IN CONNECTION WITH OR ARISING OUT OF ANY MATTER RELATING TO THIS NOTE SHALL BE INSTITUTED ONLY IN A FEDERAL OR STATE COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF NEW YORK, COUNTY OF NASSAU. THE MAKER HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION, IN ANY SUCH MATTER, OF THE COURTS OF THE STATE OF NEW YORK AND WAIVES ANY OBJECTION HE MAY HAVE TO EITHER THE JURISDICTION OR VENUE OF SUCH COURTS.

         9. Joint and Several Liability. In the event that more than one person shall execute this Note, the liability of each hereunder shall be joint and several.

         IN WITNESS WHEREOF, the Maker has executed this Note on the day and year first above written.

                          STERLING VISION, INC.

                          By: /s/ Robert Greenberg
                             --------------------------------------
                             Robert Greenberg, President